UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       March 2, 2006 (February 15, 2006)

                           Newcastle Investment Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Maryland                       001-31458               81-0559116
      ----------------                 -------------           --------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)

  1345 Avenue of the Americas, 23rd Floor, New York, NY             10105
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                 (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code (212) 798-6100
                                                          ---------------

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

         On February 15, 2006, Newcastle Investment Corp. (the "Company") announced its results of operations for the quarter and for the year ended December 31, 2006. A copy of the related press release is attached hereto as
Exhibit 99.1.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01   Financial Statements and Exhibits

     (c)    Exhibits
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            99.1 Press Release, dated February 15, 2006, issued by Newcastle Investment Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Newcastle Investment Corp.
                                        -------------------------------------
                                        (Registrant)


Date:  March 2, 2006                    By:  /s/ Debra A. Hess
                                           ----------------------------------
                                            Name:  Debra A. Hess
                                            Title: Chief Financial Officer

                                 Exhibit Index

Exhibit No.        Description

99.1               Press Release, dated February 15, 2006, issued by Newcastle
                   Investment Corp.